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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 20, 1998


                      HEALTH MANAGEMENT ASSOCIATES, INC.
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            (Exact name of Registrant as specified in its charter)


          DELAWARE                000-18799         61-0963645
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   (State or other jurisdiction  (Commission      (IRS Employer
        of incorporation)         File Number)  Identification No.)


       5811 PELICAN BAY BLVD., SUITE 500, NAPLES, FLORIDA     34108-2710
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         (Address of principal executive offices)             (Zip Code)


                                (941) 598-3131
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             (Registrant's telephone number, including area code)



                                Not applicable
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         (Former name or former address, if changed since last report)



                       This report consists of 7 pages.
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ITEM 5.   OTHER EVENTS

     The Financial Accounting Standards Board has issued Financial Accounting Standard No. 128, "Earnings per Share" ("Statement 128") which is effective for financial accounting periods ended after December 15, 1997. Statement 128 requires the restatement of prior period earnings per share and requires additional supplemental information detailing the calculation of earnings per share. The Registrant has provided, as Exhibit 99.1 to this Form 8-K, restated earnings per share for the Registrant's Annual Report on Form 10-K for the year ended September 30, 1997.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          See Index to Exhibits

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Health Management Associates, Inc.
                                              ----------------------------------
                                                         (Registrant)



                                              By: /s/ Stephen M. Ray
                                                 -------------------------------
                                                 Stephen M. Ray
                                                 Senior Vice President - Finance
                                                 (Duly authorized officer and
                                                 Principal Financial Officer)

Date: February 19, 1998

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                               INDEX TO EXHIBITS


(1)  Underwriting agreement

     Not applicable

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession.

     Not applicable.

(4)  Instruments defining the rights of security holders, including indentures.

     Fourth Amended and Restated Credit and Reimbursement Agreement among the Company and NationsBank of Florida National Association and the Banks named therein, dated December 1, 1994, previously filed and included as Exhibit
     4.12 to the Company's Annual Report on Form 10-K for the year ended September 30, 1994, is incorporated herein by reference.

     Credit Agreement dated May 6, 1996 between First Union National Bank of Florida and the Company, pertaining to a $10 million working capital and cash management line of credit, previously filed and included as Exhibit
     4.3 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996, is incorporated herein by reference.

     Amendment Agreement No. 1 to Fourth Amended and Restated Revolving Credit and Reimbursement Agreement, made as of September 30, 1996, previously filed and included as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, is incorporated herein by reference.

(16) Letter re change in certifying accountant

     Not applicable.

(17) Letter re change in director resignation

     Not applicable.

(20) Other documents of statements to security holders

     Not applicable.

(23) Consents of experts and counsel.

     Not applicable.

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                         INDEX TO EXHIBITS (Continued)



(24) Power of attorney.

     Not applicable.

(27) Financial Data Schedule.

     Not applicable

(99) Additional exhibits.

     Earnings per Share, restated for Financial Accounting Standards Board Statement No. 128, is included herein as Exhibit 99.1 at page 6 of this Report.

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